Exhibit 99

Chemed Reports Second-Quarter 2010 Results

CINCINNATI--(BUSINESS WIRE)--July 28, 2010--Chemed Corporation (Chemed) (NYSE:CHE), which operates VITAS Healthcare Corporation (VITAS), the nation’s largest provider of end-of-life care, and Roto-Rooter, the nation’s largest commercial and residential plumbing and drain cleaning services provider, reported financial results for its second quarter ended June 30, 2010, versus the comparable prior-year period, as follows:

Consolidated operating results:

  Revenue increased 6.7% to $315.0 million
  Net Income increased 9.3% to $18.9 million
  Adjusted Net Income increased 3.1% to $22.7 million

VITAS segment operating results:

  Net Patient Revenue of $226.6 million, an increase of 7.3%
  Average Daily Census (ADC) of 12,584, an increase of 5.6%
  Admissions of 14,423, an increase of 4.2%
  Net Income of $18.3 million, an increase of 6.8%
  Adjusted EBITDA of $33.1 million, an increase of 5.6%
  Adjusted EBITDA margin of 14.6%, a decrease of 24 basis points

Roto-Rooter segment operating results:

  Revenue of $88.4 million, an increase of 5.2%
  Job count of 166,848, a decrease of 0.7%
  Net Income of $8.9 million, an increase of 0.7%
  Adjusted EBITDA of $15.1 million, a decrease of 2.8%
  Adjusted EBITDA margin of 17.1%, a decrease of 141 basis points

VITAS

Net revenue for VITAS was $226.6 million in the second quarter of 2010, which is an increase of 7.3% over the prior-year period. This revenue growth was the result of increased ADC of 5.6%, driven by an increase in admissions of 4.2%, combined with Medicare price increases of approximately 1.3%. The remaining growth was driven by geographic mix shift of the patient base.

The 4.2% admissions growth in the second quarter of 2010 compares favorably to the 0.8% decline in admissions in the prior-year quarter and a 0.7% decline in admissions for full-year 2009.

Average revenue per patient per day in the quarter, excluding the impact of Medicare Cap, was $197.89, which is 1.8% above the prior-year period. Routine home care reimbursement and high acuity care averaged $155.33 and $682.40, respectively, per patient per day in the second quarter of 2010. During the quarter, high acuity days of care were 8.1% of total days of care. This is essentially equal to the prior-year quarter.

In the second quarter of 2010, VITAS recorded a net revenue increase of $35,000 due to the reversal of the estimated Medicare Cap limitations recorded for a small program in the first quarter of 2010.

Of VITAS’ 33 unique Medicare provider numbers, 31 provider numbers, or 94%, have a Medicare Cap cushion greater than 10% for most recent twelve-month period. Two provider numbers have Medicare Cap cushion below 5%. VITAS generated an aggregate Medicare Cap cushion of $199 million, or 25%, during the trailing twelve-month period.

The second quarter of 2010 gross margin, excluding the impact of Medicare Cap, was 22.7%, which is 41 basis points lower than the second quarter of 2009. Increased expenses relating to field-based admissions, expansion of inpatient units and increased documentation requirements in Medicare certification all contributed to this margin decline.

Selling, general and administrative expense was $18.4 million in the second quarter of 2010, which is an increase of 2.9% when compared to the prior-year quarter. Adjusted EBITDA totaled $33.1 million in the quarter. Adjusted EBITDA margin, excluding the impact from Medicare Cap, was 14.6% in the quarter which was essentially equal to the prior-year quarter.

Roto-Rooter

Roto-Rooter’s plumbing and drain cleaning business generated sales of $88.4 million for the second quarter of 2010, an increase of 5.2% over the prior-year quarter. Roto-Rooter’s gross margin was 45.2% in the quarter, a 103 basis point decline when compared to the second quarter of 2009. Adjusted EBITDA in the second quarter of 2010 totaled $15.1 million, a decline of 2.8%, and the Adjusted EBITDA margin was 17.1% in the quarter, a decline of 141 basis points, when compared to the prior-year quarter.

Job count in the second quarter of 2010 declined a modest 0.7% when compared to the prior-year period. During the second quarter of 2010, total residential jobs increased 0.7%, as residential plumbing jobs increased 6.6% and residential drain cleaning jobs declined 2.2%, when compared to the second quarter of 2009. Residential jobs represented 72% of total job count in the quarter. Total commercial jobs declined 4.1%, with commercial plumbing job count declining 1.0% and commercial drain cleaning decreasing 5.6% when compared to the prior-year quarter. The “Other” job category declined 2.6%.

Management continues to have discussions with existing franchisees to acquire Roto-Rooter franchise territories. This activity is attributed to the current state of the capital markets, the potential increase in tax rates and the recessionary difficulties our franchisees are experiencing. Management will continue to be highly disciplined in terms of valuation, risk assessment and overall return on investment of any potential acquisition. However, the timing or actual completion of any acquisition cannot be predicted.

Chemed Consolidated Debt and Cash Flows

Chemed had total debt of $155.6 million at June 30, 2010. This debt is net of the discount taken as a result of convertible debt accounting requirements. Excluding this discount, aggregate debt is $187.0 million and is due in May 2014. Chemed’s total debt equates to less than one times trailing twelve-month adjusted EBITDA.

Chemed’s $175.0 million revolving credit facility expires in May 2012. At June 30, 2010, this credit facility had approximately $146.7 million of undrawn borrowing capacity after deducting $28.3 million for letters of credit issued under this facility to secure the Company’s workers’ compensation insurance.

Capital expenditures for the second quarter of 2010 aggregated $6.5 million and compares favorably to depreciation and amortization during the same period of $7.5 million.

Total cash and cash equivalents as of June 30, 2010, was $109.1 million, which represents 44.7% of total current assets. Net cash provided from operations in the second quarter of 2010 aggregated $12.6 million.

The Company increased its quarterly dividend per share in the third quarter of 2009, from $0.06 per share to $0.12 per share. During the second quarter of 2010, the company purchased $6.3 million of treasury stock in the open market and has approximately $45 million of remaining authorization under its previously announced share repurchase program. Management continually evaluates cash utilization alternatives, including share repurchase, debt repurchase, acquisitions and increased dividends to determine the most beneficial use of available capital resources.

Guidance for 2010

VITAS expects to achieve full-year 2010 revenue growth, prior to Medicare Cap and BNAF, of 6.0% to 7.0%. Admissions in 2010 are estimated to increase 3.0% to 4.0% and full-year Adjusted EBITDA margin, prior to Medicare Cap, is estimated to be 15.0% to 15.5%. Effective October 1, 2009, Medicare increased average hospice reimbursement rates by approximately 1.3%. Our 2010 full-year guidance includes $2.5 million of estimated Medicare contractual billing limitations for the remaining two quarters of 2010.

Roto-Rooter expects to achieve full-year 2010 revenue growth of 4.0% to 4.5%. The revenue estimate is a result of increased pricing of approximately 3.0%, a favorable mix shift to higher revenue jobs, offset by a job count decline estimated at 2.0% to 4.0%. Adjusted EBITDA margin for 2010 is estimated in the range of 17.5% to 18.5%.

Based upon these factors, an effective tax rate of 39.0% and a full-year average diluted share count of 23.1 million shares, management estimates 2010 earnings per diluted share from continuing operations, excluding non-cash expenses for stock options, the non-cash increase in interest expense related to the accounting change for convertible debt and other items not indicative of ongoing operations will be in the range of $4.05 to $4.20.

Conference Call

Chemed will host a conference call and webcast at 10 a.m., EDT, on Thursday, July 29, 2010, to discuss the Company’s quarterly results and to provide an update on its business. The dial-in number for the conference call is (800) 299-7635 for U.S. and Canadian participants and (617) 786-2901 for international participants. The participant passcode is 77675182. A live webcast of the call can be accessed on Chemed’s website at www.chemed.com by clicking on Investor Relations Home.

A taped replay of the conference call will be available beginning approximately 24 hours after the call’s conclusion. It can be accessed by dialing (888) 286-8010 for U.S. and Canadian callers and (617) 801-6888 for international callers and will be available for one week following the live call. The replay passcode is 40198921. An archived webcast will also be available at www.chemed.com.

Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary. VITAS provides daily hospice services to approximately 12,000 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.

Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing and drain service through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in Indonesia, Singapore, Japan, and the Philippines.

This press release contains information about Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS, which are not measures derived in accordance with GAAP and which exclude components that are important to understanding Chemed’s financial performance. In reporting its operating results, Chemed provides EBITDA, Adjusted EBITDA and Adjusted Diluted EPS measures to help investors and others evaluate the Company’s operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed’s management similarly uses EBITDA, Adjusted EBITDA and Adjusted Diluted EPS to assist it in evaluating the performance of the Company across fiscal periods and in assessing how its performance compares to its peer companies. These measures also help Chemed’s management to estimate the resources required to meet Chemed’s future financial obligations and expenditures. Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. We calculated Adjusted EBITDA Margin by dividing Adjusted EBITDA by service revenue and sales. A reconciliation of Chemed’s net income to its EBITDA, Adjusted EBITDA and Adjusted Diluted EPS is presented in the tables following the text of this press release.

Forward-Looking Statements

Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements. These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of qualified nurses, other healthcare professionals and licensed plumbing and drain cleaning technicians; Chemed’s dependence on patient referral sources; and other factors detailed under the caption "Description of Business by Segment" or "Risk Factors" in Chemed’s most recent report on form 10-Q or 10-K and its other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
Service revenues and sales	$314,995	$295,255	$623,808	$590,193
Cost of services provided and goods sold	223,702	207,337	442,839	414,350
Selling, general and administrative expenses (aa)	49,956	49,580	98,494	95,373
Depreciation	6,194	5,338	11,663	10,663
Amortization	1,287	1,618	2,511	3,154
Other operating expenses (bb)	-	3,444	-	3,989
Total costs and expenses	281,139	267,317	555,507	527,529
Income from operations	33,856	27,938	68,301	62,664
Interest expense	(2,999)	(3,142)	(5,951)	(5,986)
Other income--net (cc)	10	3,358	196	3,082
Income before income taxes	30,867	28,154	62,546	59,760
Income taxes	(12,012)	(10,904)	(24,333)	(23,171)
Net income	$18,855	$17,250	$38,213	$36,589

Earnings Per Share
Net income	$0.83	$0.77	$1.69	$1.63
Average number of shares outstanding	22,644	22,417	22,608	22,406

Diluted Earnings Per Share
Net income	$0.82	$0.76	$1.66	$1.61
Average number of shares outstanding	23,080	22,672	23,012	22,660

(aa)	Selling, general and administrative ("SG&A") expenses comprise (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
SG&A expenses before long-term incentive compensation and the impact of market gains and losses of deferred compensation plans	$48,240	$46,381	$96,590	$93,788
Long-term incentive compensation	1,799	-	1,799	-
Market value gains/(losses) on liabilities held in deferred compensation trusts (cc)	(83)	3,199	105	1,585
Total SG&A expenses	$49,956	$49,580	$98,494	$95,373

(bb)	Amount represents expenses associated with contested proxy solicitation.

(cc)	Other income--net comprises (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
Interest income	$150	$207	$225	$289
Market value gains/(losses) on assets held in deferred compensation trusts	(83)	3,199	105	1,585
Loss on disposal of property and equipment	(58)	(78)	(152)	(54)
Non-taxable income from certain investments held in deferred compensation trusts	-	-	-	1,211
Other	1	30	18	51
Total other income--net	$10	$3,358	$196	$3,082

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEET
(in thousands, except per share data)(unaudited)

	June 30,
	2010	2009
Assets
Current assets
Cash and cash equivalents	$109,080	$16,632
Accounts receivable less allowances	101,736	104,123
Inventories	7,978	8,240
Current deferred income taxes	14,453	15,911
Prepaid income taxes	351	5,049
Prepaid expenses	10,423	9,031
Total current assets	244,021	158,986
Investments of deferred compensation plans held in trust	26,282	20,348
Properties and equipment, at cost less accumulated depreciation	78,437	73,081
Identifiable intangible assets less accumulated amortization	56,620	59,875
Goodwill	450,105	450,005
Other assets	10,498	13,908
Total Assets	$865,963	$776,203

Liabilities
Current liabilities
Accounts payable	$49,131	$49,471
Current portion of long-term debt	-	5,070
Income taxes	4,783	1,301
Accrued insurance	34,729	35,029
Accrued compensation	41,613	37,936
Other current liabilities	11,669	13,876
Total current liabilities	141,925	142,683
Deferred income taxes	24,353	23,305
Long-term debt	155,608	148,763
Deferred compensation liabilities	25,374	20,157
Other liabilities	5,736	4,391
Total Liabilities	352,996	339,299

Stockholders' Equity
Capital stock	30,202	29,614
Paid-in capital	351,672	320,629
Retained earnings	436,098	371,617
Treasury stock, at cost	(307,003)	(286,888)
Deferred compensation payable in Company stock	1,998	1,932
Total Stockholders' Equity	512,967	436,904
Total Liabilities and Stockholders' Equity	$865,963	$776,203

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)(unaudited)

	Six Months Ended June 30,
	2010	2009
Cash Flows from Operating Activities
Net income	$38,213	$36,589
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	14,174	13,817
Provision for uncollectible accounts receivable	4,863	5,459
Stock option expense	4,397	4,485
Amortization of discount on convertible notes	3,481	3,253
Provision for deferred income taxes	(2,364)	317
Noncash long-term incentive compensation	1,580	-
Changes in operating assets and liabilities, excluding amounts acquired in business combinations:
Increase in accounts receivable	(53,169)	(11,575)
Increase in inventories	(435)	(668)
Decrease/(increase) in prepaid expenses	(35)	902
Increase/(decrease) in accounts payable and other current liabilities	3,035	(4,005)
Increase/(decrease) in income taxes	6,902	(4,267)
Decrease/(increase) in other assets	(1,935)	2,264
Increase/(decrease) in other liabilities	2,938	(3,481)
Excess tax benefit on share-based compensation	(1,802)	(313)
Other sources	434	343
Net cash provided by operating activities	20,277	43,120
Cash Flows from Investing Activities
Capital expenditures	(11,942)	(8,136)
Proceeds from sales of property and equipment	89	1,496
Business combinations, net of cash acquired	(30)	(1,859)
Other uses	(286)	(475)
Net cash used by investing activities	(12,169)	(8,974)
Cash Flows from Financing Activities
Purchases of treasury stock	(10,125)	(526)
Dividends paid	(5,481)	(2,711)
Proceeds from issuance of capital stock	3,475	68
Excess tax benefit on share-based compensation	1,802	313
Decrease in cash overdrafts payable	(1,314)	(781)
Repayment of long-term debt	-	(9,599)
Net decrease in revolving line of credit	-	(8,200)
Other sources	199	294
Net cash used by financing activities	(11,444)	(21,142)
Increase/(Decrease) in Cash and Cash Equivalents	(3,336)	13,004
Cash and cash equivalents at beginning of year	112,416	3,628
Cash and cash equivalents at end of period	$109,080	$16,632

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED JUNE 30, 2010 AND 2009
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2010
Service revenues and sales	$226,638	$88,357	$-	$314,995
Cost of services provided and goods sold	175,257	48,445	-	223,702
Selling, general and administrative expenses (a)	18,404	24,192	7,360	49,956
Depreciation	4,103	1,950	141	6,194
Amortization	788	132	367	1,287
Total costs and expenses	198,552	74,719	7,868	281,139
Income/(loss) from operations	28,086	13,638	(7,868)	33,856
Interest expense (a)	(48)	(64)	(2,887)	(2,999)
Intercompany interest income/(expense)	1,350	773	(2,123)	-
Other income/(expense)—net	45	14	(49)	10
Income/(loss) before income taxes	29,433	14,361	(12,927)	30,867
Income taxes (a)	(11,152)	(5,501)	4,641	(12,012)
Net income/(loss)	$18,281	$8,860	$(8,286)	$18,855

2009 (f)
Service revenues and sales	$211,303	$83,952	$-	$295,255
Cost of services provided and goods sold	162,175	45,162	-	207,337
Selling, general and administrative expenses (b)	17,877	22,844	8,859	49,580
Depreciation	3,256	2,035	47	5,338
Amortization	1,187	117	314	1,618
Other operating expenses (b)	-	-	3,444	3,444
Total costs and expenses	184,495	70,158	12,664	267,317
Income/(loss) from operations	26,808	13,794	(12,664)	27,938
Interest expense (b)	(326)	(59)	(2,757)	(3,142)
Intercompany interest income/(expense)	1,023	581	(1,604)	-
Other income/(expense)—net	123	6	3,229	3,358
Income/(loss) before income taxes	27,628	14,322	(13,796)	28,154
Income taxes (b)	(10,506)	(5,524)	5,126	(10,904)
Net income/(loss)	$17,122	$8,798	$(8,670)	$17,250

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME
FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND 2009
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2010
Service revenues and sales	$449,578	$174,230	$-	$623,808
Cost of services provided and goods sold	347,350	95,489	-	442,839
Selling, general and administrative expenses (a)	36,550	48,950	12,994	98,494
Depreciation	7,587	3,901	175	11,663
Amortization	1,559	255	697	2,511
Total costs and expenses	393,046	148,595	13,866	555,507
Income/(loss) from operations	56,532	25,635	(13,866)	68,301
Interest expense (a)	(80)	(132)	(5,739)	(5,951)
Intercompany interest income/(expense)	2,639	1,475	(4,114)	-
Other income/(expense)—net	6	24	166	196
Income/(loss) before income taxes	59,097	27,002	(23,553)	62,546
Income taxes (a)	(22,378)	(10,329)	8,374	(24,333)
Net income/(loss)	$36,719	$16,673	$(15,179)	$38,213

2009 (f)
Service revenues and sales	$419,720	$170,473	$-	$590,193
Cost of services provided and goods sold	321,807	92,543	-	414,350
Selling, general and administrative expenses (b)	35,423	47,219	12,731	95,373
Depreciation	6,475	4,089	99	10,663
Amortization	2,358	206	590	3,154
Other operating expenses (b)	-	-	3,989	3,989
Total costs and expenses	366,063	144,057	17,409	527,529
Income/(loss) from operations	53,657	26,416	(17,409)	62,664
Interest expense (b)	(365)	(94)	(5,527)	(5,986)
Intercompany interest income/(expense)	1,913	1,117	(3,030)	-
Other income/(expense)—net (b)	120	122	2,840	3,082
Income/(loss) before income taxes	55,325	27,561	(23,126)	59,760
Income taxes (b)	(21,033)	(10,534)	8,396	(23,171)
Net income/(loss)	$34,292	$17,027	$(14,730)	$36,589

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE THREE MONTHS ENDED JUNE 30, 2010 AND 2009
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2010
Net income/(loss)	$18,281	$8,860	$(8,286)	$18,855
Add/(deduct):
Interest expense	48	64	2,887	2,999
Income taxes	11,152	5,501	(4,641)	12,012
Depreciation	4,103	1,950	141	6,194
Amortization	788	132	367	1,287
EBITDA	34,372	16,507	(9,532)	41,347
Add/(deduct):
Intercompany interest expense/(income)	(1,350)	(773)	2,123	-
Interest income	(90)	(25)	(35)	(150)
Expenses of OIG investigation	118	-	-	118
Expenses of class action litigation	-	105	-	105
Advertising cost adjustment (c)	-	(678)	-	(678)
Stock option expense	-	-	2,346	2,346
Long-term incentive compensation	-	-	1,799	1,799
Adjusted EBITDA	$33,050	$15,136	$(3,299)	$44,887

2009 (f)
Net income/(loss)	$17,122	$8,798	$(8,670)	$17,250
Add/(deduct):
Interest expense	326	59	2,757	3,142
Income taxes	10,506	5,524	(5,126)	10,904
Depreciation	3,256	2,035	47	5,338
Amortization	1,187	117	314	1,618
EBITDA	32,397	16,533	(10,678)	38,252
Add/(deduct):
Intercompany interest expense/(income)	(1,023)	(581)	1,604	-
Interest income	(149)	(18)	(40)	(207)
Expenses of OIG investigation	86	-	-	86
Advertising cost adjustment (c)	-	(368)	-	(368)
Stock option expense	-	-	2,443	2,443
Expenses associated with contested proxy solicitation	-	-	3,444	3,444
Adjusted EBITDA	$31,311	$15,566	$(3,227)	$43,650

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND 2009
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2010
Net income/(loss)	$36,719	$16,673	$(15,179)	$38,213
Add/(deduct):
Interest expense	80	132	5,739	5,951
Income taxes	22,378	10,329	(8,374)	24,333
Depreciation	7,587	3,901	175	11,663
Amortization	1,559	255	697	2,511
EBITDA	68,323	31,290	(16,942)	82,671
Add/(deduct):
Intercompany interest expense/(income)	(2,639)	(1,475)	4,114	-
Interest income	(135)	(27)	(63)	(225)
Expenses of OIG investigation	278	-	-	278
Expenses of class action litigation	-	105	-	105
Advertising cost adjustment (c)	-	(1,068)	-	(1,068)
Stock option expense	-	-	4,397	4,397
Long-term incentive compensation	-	-	1,799	1,799
Adjusted EBITDA	$65,827	$28,825	$(6,695)	$87,957

2009 (f)
Net income/(loss)	$34,292	$17,027	$(14,730)	$36,589
Add/(deduct):
Interest expense	365	94	5,527	5,986
Income taxes	21,033	10,534	(8,396)	23,171
Depreciation	6,475	4,089	99	10,663
Amortization	2,358	206	590	3,154
EBITDA	64,523	31,950	(16,910)	79,563
Add/(deduct):
Intercompany interest expense/(income)	(1,913)	(1,117)	3,030	-
Interest income	(197)	(36)	(56)	(289)
Expenses of OIG investigation	99	-	-	99
Advertising cost adjustment (c)	-	(762)	-	(762)
Stock option expense	-	-	4,485	4,485
Expenses associated with contested proxy solicitation	-	-	3,989	3,989
Non-taxable income from certain investments held in deferred compensation trusts	-	-	(1,211)	(1,211)
Adjusted EBITDA	$62,512	$30,035	$(6,673)	$85,874

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
RECONCILIATION OF ADJUSTED NET INCOME
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2010 AND 2009
(in thousands, except per share data)(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009 (f)	2010	2009 (f)
Net income as reported	$18,855	$17,250	$38,213	$36,589

Add/(deduct) after-tax impact of:
Stock option expense	1,484	1,544	2,782	2,836
Additional interest expense resulting from the change in accounting for the conversion feature of the convertible notes	1,068	987	2,115	1,955
Long-term incentive compensation	1,124	-	1,124	-
Expenses of OIG investigation	74	53	173	61
Expenses of class action litigation	63	-	63	-
Expenses associated with contested proxy solicitation	-	2,180	-	2,525
Non-deductible losses and non-taxable gains on investments held in deferred compensation trusts	-	(20)	-	(756)

Adjusted net income	$22,668	$21,994	$44,470	$43,210

Earnings Per Share As Reported
Net income	$0.83	$0.77	$1.69	$1.63
Average number of shares outstanding	22,644	22,417	22,608	22,406
Diluted Earnings Per Share As Reported
Net income	$0.82	$0.76	$1.66	$1.61
Average number of shares outstanding	23,080	22,672	23,012	22,660

Adjusted Earnings Per Share
Net income	$1.00	$0.98	$1.97	$1.93
Average number of shares outstanding	22,644	22,417	22,608	22,406
Adjusted Diluted Earnings Per Share
Net income	$0.98	$0.97	$1.93	$1.91
Average number of shares outstanding	23,080	22,672	23,012	22,660

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
OPERATING STATISTICS FOR VITAS SEGMENT
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2010 AND 2009
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
OPERATING STATISTICS	2010	2009	2010	2009
Net revenue ($000) (d)
Homecare	$163,512	$152,006	$320,738	$299,060
Inpatient	25,989	23,667	52,281	48,759
Continuous care	37,102	35,125	74,776	69,716
Total before Medicare cap allowance and 2008 BNAF*	$226,603	$210,798	$447,795	$417,535
Estimated BNAF* Accrual Q4 2008	-	-	-	1,950
Medicare cap allowance	35	505	1,783	235
Total	$226,638	$211,303	$449,578	$419,720
Net revenue as a percent of total before Medicare cap allowance and 2008 BNAF*
Homecare	72.1%	72.1%	71.6%	71.6%
Inpatient	11.5	11.2	11.7	11.7
Continuous care	16.4	16.7	16.7	16.7
Total before Medicare cap allowance and 2008 BNAF*	100.0	100.0	100.0	100.0
Estimated BNAF* Accrual Q4 2008	-	-	-	0.5
Medicare cap allowance	-	0.2	0.4	-
Total	100.0%	100.2%	100.4%	100.5%
Average daily census ("ADC") (days)
Homecare	8,345	7,668	8,229	7,573
Nursing home	3,223	3,292	3,193	3,277
Routine homecare	11,568	10,960	11,422	10,850
Inpatient	433	394	438	407
Continuous care	583	566	594	567
Total	12,584	11,920	12,454	11,824

Total Admissions	14,423	13,840	29,267	28,008
Total Discharges	14,132	13,740	28,685	27,605
Average length of stay (days)	77.4	73.4	76.6	75.0
Median length of stay (days)	14.0	14.0	14.0	14.0
ADC by major diagnosis
Neurological	32.8%	32.8%	32.8%	32.7%
Cancer	18.1	19.2	18.5	19.3
Cardio	12.0	12.1	11.9	12.2
Respiratory	6.5	6.6	6.6	6.6
Other	30.6	29.3	30.2	29.2
Total	100.0%	100.0%	100.0%	100.0%
Admissions by major diagnosis
Neurological	18.5%	17.3%	18.6%	17.9%
Cancer	33.8	35.4	33.8	34.9
Cardio	11.2	11.9	11.4	12.1
Respiratory	8.5	7.7	8.5	7.8
Other	28.0	27.7	27.7	27.3
Total	100.0%	100.0%	100.0%	100.0%
Direct patient care margins (e)
Routine homecare	52.5%	52.1%	51.9%	51.9%
Inpatient	12.3	16.6	13.7	17.1
Continuous care	21.2	20.2	21.0	20.2
Homecare margin drivers (dollars per patient day)
Labor costs	$52.52	$51.83	$53.21	$52.32
Drug costs	7.67	7.71	7.72	7.68
Home medical equipment	6.66	6.82	6.80	6.75
Medical supplies	2.46	2.36	2.45	2.32
Inpatient margin drivers (dollars per patient day)
Labor costs	$301.81	$282.46	$294.27	$276.96
Continuous care margin drivers (dollars per patient day)
Labor costs	$530.05	$522.27	$528.23	$521.79
Bad debt expense as a percent of revenues	0.9%	1.1%	0.9%	1.1%
Accounts receivable --
Days of revenue outstanding- excluding unapplied Medicare payments	42.3	55.9	n.a.	n.a.
Days of revenue outstanding- including unapplied Medicare payments	34.1	36.7	n.a.	n.a.

* Budget Neutrality Adjustment Factor.
The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
FOOTNOTES TO FINANCIAL STATEMENTS
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2010 AND 2009
(unaudited)

(a)	Included in the results of operations 2010 are the following significant credits/(charges) which may not be indicative of ongoing operations (in thousands):

		Three Months Ended June 30, 2010
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses:
	Expenses of OIG investigation	$(118)	$-	$-	$(118)
	Expenses of class action litigation	-	(105)	-	(105)
	Stock option expense	-	-	(2,346)	(2,346)
	Long-term incentive compensation	-	-	(1,799)	(1,799)
	Interest expense:
	Additional interest expense resulting from the change in accounting for the conversion feature of the convertible notes	-	-	(1,688)	(1,688)
	Pretax impact on earnings	(118)	(105)	(5,833)	(6,056)
	Income tax benefit on the above	44	42	2,157	2,243
	After-tax impact on earnings	$(74)	$(63)	$(3,676)	$(3,813)

		Six Months Ended June 30, 2010
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses:
	Expenses of OIG investigation	$(278)	$-	$-	$(278)
	Expenses of class action litigation	-	(105)	-	(105)
	Stock option expense	-	-	(4,397)	(4,397)
	Long-term incentive compensation	-	-	(1,799)	(1,799)
	Interest expense:
	Additional interest expense resulting from the change in accounting for the conversion feature of the convertible notes	-	-	(3,343)	(3,343)
	Pretax impact on earnings	(278)	(105)	(9,539)	(9,922)
	Income tax benefit on the above	105	42	3,518	3,665
	After-tax impact on earnings	$(173)	$(63)	$(6,021)	$(6,257)

(b)	Included in the results of operations 2009 are the following significant credits/(charges) which may not be indicative of ongoing operations (in thousands):

			Three Months Ended June 30, 2009
			VITAS	Corporate	Consolidated
	Selling, general and administrative expenses:
	Expenses of OIG investigation		$(86)	$-	$(86)
	Stock option expense		-	(2,443)	(2,443)
	Other operating expenses:
	Expenses associated with contested proxy solicitation		-	(3,444)	(3,444)
	Interest expense:
	Additional interest expense resulting from the change in accounting for the conversion feature of the convertible notes		-	(1,561)	(1,561)
	Pretax impact on earnings		(86)	(7,448)	(7,534)
	Income tax benefit on the above		33	2,757	2,790
	After-tax impact on earnings		$(53)	$(4,691)	$(4,744)

			Six Months Ended June 30, 2009
			VITAS	Corporate	Consolidated
	Selling, general and administrative expenses:
	Expenses of OIG investigation		$(99)	$-	$(99)
	Stock option expense		-	(4,485)	(4,485)
	Other operating expenses:
	Expenses associated with contested proxy solicitation		-	(3,989)	(3,989)
	Interest expense:
	Additional interest expense resulting from the change in accounting for the conversion feature of the convertible notes		-	(3,091)	(3,091)
	Other income/(expense) -- net:
	Non-taxable income from certain investments held in deferred compensation trusts		-	1,211	1,211
	Pretax impact on earnings		(99)	(10,354)	(10,453)
	Income tax benefit on the above		38	4,249	4,287
	Income tax impact of non-deductible net market losses on investments held in deferred compensation trusts		-	(455)	(455)
	After-tax impact on earnings		$(61)	$(6,560)	$(6,621)

(c)

Under Generally Accepted Accounting Principles ("GAAP"), the Roto-Rooter segment expenses all advertising, including the cost of telephone directories, immediately upon the initial release of the advertising. Telephone directories are generally in circulation 12 months. If a directory is in circulation for a time period greater or less than 12 months, the publisher adjusts the directory billing for the change in billing period. The timing of when a telephone directory is published can and does fluctuate significantly on a quarterly basis. This "direct expensing" results in significant fluctuations in quarterly advertising expense. In the second quarters of 2010 and 2009, GAAP advertising expense for Roto-Rooter totaled $5,501,000 and $5,771,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the second quarters of 2010 and 2009 would total $6,179,000 and $6,139,000, respectively.

	Similarly, for the first six months of 2010 and 2009, GAAP advertising expense for Roto-Rooter totaled $11,236,000 and $11,528,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the first six months of 2010 and 2009 would total $12,304,000 and $12,290,000, respectively.

(d)	VITAS has 5 large (greater than 450 ADC), 19 medium (greater than 200 but less than 450 ADC) and 21 small (less than 200 ADC) hospice programs. There are two programs as of June 30, 2010, with Medicare cap cushion of less than 10% for the most recent 12-month period.

(e)	Amounts exclude indirect patient care and administrative costs, as well as Medicare Cap billing limitation.

(f)	Reclassified to agree with 2010 presentation. Prior to 2010, we recorded stock award amortization as a corporate expense. In the first quarter of 2010, we decided that since this expense was an ongoing expense it should be reported within the appropriate segment. Accordingly, stock award amortization has been allocated to the corresponding business segments for all periods presented.

CONTACT:
Chemed Corporation
David P. Williams, 513-762-6901